                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 15, 2005

ORIGEN RESIDENTIAL SECURITIES, INC. (as depositor under a Trust Agreement, dated as of September 1, 2004 providing for, inter alia, the issuance of Origen Manufactured Housing Contract Trust, Series 2004-B)

                       Origen Residential Securities, Inc.
             (Exact name of registrant as specified in its charter)

       DELAWARE                     333-117573-01                 20-1370314
State of Incorporation        (Commission File Number)         (I.R.S. Employer
                                                             Identification No.)

27777 Franklin Road, Suite 1700, Southfield, Michigan                   48034
       (Address of Principal Executive Offices)                       (Zip Code)

       Registrant's telephone number, including area code: (248) 746-7000
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

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Item 8.01. Other Events

     This current report on Form 8-K relates to the monthly distribution reported to Certificateholders of Origen Manufactured Housing Contract Trust 2004-B Notes, which was made on March 15, 2005.

Item 9.01. Financial Statements and Exhibits

     (a)  Not applicable

     (b)  Not applicable

     (c)  Exhibits

EXHIBIT NO.   DESCRIPTION
-----------   -----------
99.1          Statement to Certificateholders of Origen Manufactured Housing
              Contract Trust 2004-B Notes dated March 15, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 17, 2006

                                        ORIGEN RESIDENTIAL SECURITIES, INC.

                                        By: Origen Servicing, Inc.,
                                            as Attorney-in-Fact


                                        By: /s/ W. Anderson Geater, Jr.
                                            ------------------------------------
                                            W. Anderson Geater, Jr.,
                                            Chief Financial Officer

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                                Index to Exhibits

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
EXHIBIT
 NUMBER   DESCRIPTION
-------   -----------
99.1      Statement to Certificateholders of Origen Manufactured Housing
          Contract Trust 2004-B Notes dated March 15, 2005.